 COMMONWEALTH OF PENNSYLVANIA

PENNSYLVANIA LIQUOR CONTROL BOARD

BUREAU OF PRODUCT MANAGEMENT

4/22/2014 14:03:58 PM

Page: 1 of 3

Supplier Details
Supplier #	Supplier Name	Contact	Phone	Fax	Address:

Purchase Order Header
PO# Original PO Date:
Not Before Date	Not After Date	Original Arrival Date	Revision Date	PO Type	Status	PO Total Cost	Total Cases	Total Units	Transport Responsibility

Shipment and Payment Details
Payment Terms	FOB Terms Pay Method	Order Currency	BILL To:	PLCB COMPTROLLER OPERATIONS	SHIP To:	PA LIQUOR CONTROL BOARD SW DISTRIBUTION CENTER
Net 60	Prepaid (by Seller)	USD
				PLCB		2 PAPERCRAFT PARK
				PO BOX 12025		PITTSBURGH,PA 15238
				HARRISBURG,PA 17108-2025		US

Buyer Details
Buyer	Buyer Phone	Buyer Fax	Comments:
Renee Johnson	717-783-0198	717-783-8821

Shipment Details
SL#	SCC	PLCB Code	Item Description	Liquid Volume	Case Size	UOP	UOP Order Qty	Total Units	Unit Cost	Total Item Cost
1	10857949003008	000007433	Blue Diamond Vodka	750 ML

Permit Details
Permit Number: 6748 Permit Arrival Date: 30-Apr-2014
SL#	SCC	PLCB Code	Item Description	UOP Order Qty	Status
10857949003008

INSTRUCTIONS:

1.

On the day shipment is made; submit one invoice for each purchase order. Please send invoice and any other documentation directly to the billing address above.

2.

Invoices must include the PLCB Purchase Order Number and the PLCB Product Code Number and SCC, as provided on the PO. Invoices should include the following items:

a.

Vendor of Record Letterhead

b.

Vendor Invoice Number

c.

PLCB Purchase Order Number

d.

PLCB Product Code Number

e.

SCC number from PO

f.

Case Quantity Delivered

g.

Unit Pack

h.

Product Description

i.

Case Price

j.

Correct Extensions for Case Quantity times Case Price

k.

Total Invoice Amount

3.

Merchandise must be labeled in accordance to instructions on our website at www.lcb.state.pa.us.

CONDITIONS:

1.

This order may be filled only at prices and terms stated, and in accordance with the Standard Terms and Conditions for Purchase Orders found on our website at www.lcb.state.pa.us.

2.

No charge may be made for packages or cartage unless specified hereon.

3.

It is agreed that goods ordered shall comply with all Federal and State Laws.

4.

Merchandise will be received subject to inspection and, if found defective or not in accordance with the specifications, will be returned at your expense